Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re SCO Operations, Inc.(1)	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		N/A
Cash disbursements journals		N/A
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ken R. Nielsen Signature of Authorized Individual*	10/22/07 Date

Ken R. Nielsen	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

(1)	The Debtors and the last four digits of each of the Debtors’ federal tax identification number are as follows:

(a)	The SCO Group, Inc., a Delaware corporation, Fed. Tax Id. #2823; and (b) SCO Operations, Inc.,
The Debtors are jointly administered under the caption The SCO Group, Inc., et al., Case No. 07-11337 (KG), a Delaware corporation, Fed. Tax Id. #7393. The address for both Debtors is 355 South 520 West, Lindon, UT 84042.

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(04/07)

In re SCO Operations, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
DISCLAIMER
The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. Furthermore, the Monthly Operating Reports contain information that has not been audited or reviewed by independent accountants, has not been presented in accordance with generally accepted accounting principles, and may be subject to future reconciliation and adjustments. Without the limiting the foregoing, the financial information in the Monthly Operating Reports is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, impairments and disclosure items. For example, among other matters, the value of (including without limitation the actual or likely sales prices for) many of the assets shown on the balance sheets included in the Monthly Operating Reports will be substantially less information. The Company cautions readers not to place undue reliance upon the Monthly Operating Reports. There can be no assurance that the information in the Monthly Operating Reports is complete. The Monthly Operating Reports may be subject to revision. The Monthly Operating Reports are in a format required by the United States Trustee and should not be used for investment purposes. The information in the Monthly Operating Reports should not be viewed as indicative of future results. This Disclaimer applies to all information contained therein.

In re SCO Operations, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1a]

								CUMULATIVE FILING TO
	BANK ACCOUNTS				CURRENT MONTH			DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED		ACTUAL	PROJECTED
CASH BEGINNING OF MONTH					$5,914,445	$6,134,160	(1)	$5,914,445	$6,134,160

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	N/A				692,854	653,000		692,854	653,000
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)					2,587			2,591
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS					$695,441	$653,000		$695,444	$653,000

DISBURSEMENTS
NET PAYROLL					20,329	28,000		20,329	28,000
PAYROLL TAXES					82,846	18,000		82,846	18,000
SALES, USE, & OTHER TAXES					3,313			3,313
INVENTORY PURCHASES
SECURED/RENTAL/LEASES						3,170			3,170
INSURANCE					16,992	53,365		16,992	53,365
ADMINISTRATIVE & SELLING					45,624	65,455		14,227	65,455
OTHER (ATTACH LIST)					1,994			33,390

OWNER DRAW*
TRANSFER (TO DIP ACCTS)

PROFESSIONAL FEES						5,000			5,000
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS					$171,097	$172,990		$171,097	$172,990

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)					$524,344	$480,010		$524,347	$480,010

CASH — END OF MONTH					$6,438,789	$6,614,170		$6,438,793	$6,614,170

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$171,097
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$—
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$171,097
FORM MOR-1
(4/07)

Notes:

(1)	The initial MOR incorrectly included consolidated cash balances from subsidiaries. This amount reflects cash only held in SCO Operations, Inc. bank accounts.

In re SCO Operations, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
Other Receipts/Disbursements Attachment

Other Receipts
Interest	$1,729
NJ Tax Refund	127
Cobra Refund	731

Total	$2,587

Other Disbursements
Bank Fees	119
FX	1,874

Total	$1,994

In re SCO Operations, Inc.	Case No. 07-11337 (KG)
Debtor	Reporting Period: as of 9/30/2007
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*	Adjusted bank balance must equal balance per books
DEPOSITS IN TRANSIT                                                                                         See attestation letter
CHECKS OUTSTANDING
OTHER
FORM MOR-1b
(04/07)

October 22, 2007

Re:	The SCO Group, Inc., et al. Del. Bankr. No. 07-11337 Attestation Regarding Bank Account Reconciliation
Office of the United States Trustee
     The above-captioned debtors (the “Debtors”) hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.
     The Debtors have, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.
Dated: 10/22/07

THE SCO GROUP, INC. and SCO OPERATIONS, INC.
By:	/s/ Ken R. Nielsen
Ken Nielsen
Chief Financial Officer

In re SCO Operations, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
(This schedule is to include all retained professional payments from case inception to current month)

	Period	Amount		Check		Amount Paid		Amount Applied
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
None
FORM MOR-1b
(04/07)

In re SCO Group, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
STATEMENT OF OPERATIONS
(Income Statement)
This Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	9/15/2007 through	Cumulative
REVENUES	9/30/2007	Filing to Date
Gross Revenues	$610,605	$610,605
Less: Returns and Allowances	9,923	9,923
Net Revenue	$600,682	$600,682
COST OF GOODS SOLD
Beginning Inventory	160,178	160,178
Add: Purchases	4,267	4,267
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	159,570	159,370
Cost of Goods Sold	4,875	4,875
Gross Profit	$595,807	$595,807
OPERATING EXPENSES
Advertising	10,240	10,240
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	99,478	99,478
Insider Compensation*	—	—
Insurance	26,639	26,639
Management Fees/Bonuses	—	—
Office Expense	53,628	53,628
Pension & Profit-Sharing Plans	—	—
Professional Fees (Non-Bankruptcy)	141,958	141,958
Repairs and Maintenance	106	106
Rent and Lease Expense	51,536	51,536
Salaries/Commissions/Fees	330,860	330,860
Supplies	422	422
Taxes — Payroll	—	—
Taxes — Real Estate	707	707
Taxes — Other	—	—
Travel and Entertainment	17,687	17,687
Utilities	5,541	5,541
Other (attach schedule)	—	—
Total Operating Expenses Before Depreciation	738,801	738,801
Depreciation/Depletion/Amortization	10,386	10,386
Net Profit (Loss) Before Other Income & Expenses	$(153,380)	$(153,380)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	—
Other Expense (attach schedule)	3,751	3,751
Intercompany Transfers	489,952	489,952
Net Profit (Loss) Before Reorganization Items	$(647,083)	$(647,083)
REORGANIZATION ITEMS
Professional Fees	85,000	85,000
U.S. Trustee Quarterly Fees(1)	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	925	925
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$(731,158)	$(731,158)

(1)	U.S. Trustee Quarterly Fees, due no later than one month following the end of each quarter, are estimated to be $1,250.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(4/07)

In re SCO Group, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
STATEMENT OF OPERATIONS — continuation sheet

		Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses
Foreign Exchange Loss	$2,913	$2,913
Bank Charges	839	839

TOTAL CURRENT ASSETS	$3,751	$3,751
Other Reorganizational Expenses
Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization items.
FORM MOR-2 (CONT’D)
(04/07)

In re SCO Group, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$4,498,958	$4,023,589
Restricted Cash and Cash Equivalents (see continuation sheet)	1,939,831	1,890,856
Accounts Receivable (Net)	2,818,001	3,092,548
Notes Receivable	—	—
Inventories	159,570	160,178
Prepaid Expenses	1,674,009	1,527,293
Professional Retainers	—	—
Other Current Assets (attach schedule)	2,288,687	2,433,409
TOTAL CURRENT ASSETS	$13,379,057	$13,127,872
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	3,420,803	3,420,803
Leasehold Improvements	507,934	507,934
Vehicles	27,605	27,605
Less Accumulated Depreciation	3,646,324	3,635,938
TOTAL PROPERTY & EQUIPMENT	$310,019	$320,404
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	2,044,803	2,044,803
TOTAL OTHER ASSETS	$2,044,803	$2,044,803

TOTAL ASSETS	$15,733,879	$15,493,080

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	225,292	8,259
Taxes Payable (refer to FORM MOR-4)	694,157	697,681
Wages Payable	1,017,417	541,775
Notes Payable	—	—
Rent / Leases — Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	144,065	153,165
Amounts Due to Insiders*	—	—
Other Postpetition Liabilities (attach schedule)	5,389,406	4,752,821
TOTAL POSTPETITION LIABILITIES	$7,470,338	$6,153,702
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt	—	—
Priority Debt	—	—
Unsecured Debt	2,047,586	1,078,896
TOTAL PRE-PETITION LIABILITIES(1)	$2,047,586	$1,078,896

TOTAL LIABILITIES	$9,517,924	$7,232,598
OWNER EQUITY
Capital Stock	21,783	21,783
Additional Paid-In Capital	260,873,412	260,873,412
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings — Pre-Petition(2)	(254,757,969)	(253,444,600)
Retained Earnings — Postpetition(2)	(731,158)	—
Adjustments to Owner Equity (attach schedule)	809,887	809,887
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$6,215,955	$8,260,482

TOTAL LIABILITIES AND OWNERS’ EQUITY	$15,733,879	$15,493,080

(1)	Total Pre-petition Liabilities does not reconcile to the amount stated on the Schedules of Assets and Liabilities filed on October 15, 2007 due to timing differences and allocation of accruals.

(2)	Due to the allocation of accruals and adjustments booked at month end, the net loss for the 9/15 to 9/30 period does not reconcile to the change in retained earnings. There will not be an unreconciled difference in future periods as Company reporting periods will correspond with the Monthly Operating Report periods.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-3
(04/07)

In re SCO Group, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets
Accounts Receivable Credit Card Batch	$5,136	$18,583
Interest Income Receivable	6,182	6,182
Employee Travel Advance	24,250	14,250
Other Receivables	67,060	67,060
Deposits	97,836	97,836
Interdivision Transfers	(9,992)	—
Intercompany Receivables — SCO Group	1,745,258	1,745,258
Intercompany Receivables — SCO India	—	127,598
Intercompany Receivables — SCO Japan	352,958	356,642

TOTAL OTHER CURRENT ASSETS	$2,288,687	$2,433,409
Other Assets
Goodwill	2,042,600	2,042,600
Investment in Affiliates	2,203	2,203

TOTAL OTHER ASSETS	$2,044,803	$2,044,803

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Accrued Co-op Advertising	234,719	234,719
E*Trade Cash Accrual	125	125
Accrued Expense — Research & Development	130,779	130,779
Accrued Expense — Sales & Marketing	133,983	134,489
Accrued Expense — General & Administrative	10,500	10,500
Accrued Expense — General Legal	132,500	132,500
Accrued Expense — Escrow Legal	425,455	425,455
Accrued Expense — Other	55,950	45,262
Deferred Income — Services	1,099,663	1,223,830
Deferred Income — PS CONTRAT AC	7,746	9,273
Deferred Income — SES	306,017	341,882
Deferred Income — SES	590	722
Deferred Revenue	25,616	25,616
Deferred Customer Liability	482,653	482,653
Deferred Revenue @ DISTRIB	176,994	176,994
Royalties Payable	41,231	41,231
Accrued Royalties Payable	146,405	146,405
Royalties Payable to Novell	133,984	133,984
Intercompany Payables — UK	204,019	—
Intercompany Payables — SCO Germany	181,479	—
Intercompany Payables — SCO France	78,524	—
Intercompany Payables — SCO Canada	16,924	—
Intercompany Payables — SCO India	307,148	—
Dilapidation Accrual	184,401	184,401
Pension Accrual	872,000	872,000

TOTAL OTHER POSTPETITION LIABILITIES	$5,389,406	$4,752,821
Adjustments to Owner Equity
Warrants Outstanding	856,549	856,549
Dividends Declared	2,399,095	2,399,095
Treasury Stock	(2,445,757)	(2,445,757)

TOTAL OTHER ADJUSTMENTS TO OWNER EQUITY	$809,887	$809,887
Postpetition Contributions (Distributions) (Draws)
FORM MOR-3 (CONT’D)
(04/07)

In re SCO Operations, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment	See attestation letter
Income
Other: ______
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment	See attestation letter
Real Property
Personal Property
Other: ______
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$225,292	$—	$—	$—	$—	$225,292
Wages Payable	1,017,417	—	—	—	—	1,017,417
Taxes Payable	694,157	—	—	—	—	694,157
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	144,065	—	—	—	—	144,065
Amounts Due to Insiders*	—	—	—	—	—	—
Other: Other Postpetition Liabilities	5,389,406	—	—	—	—	5,389,406

Total Postpetition Debts	7,470,738	$—	$—	$—	$—	$7,470,338
Explain how and when the Debtor intends to pay any past-due postpetition debts.
*     Insider is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

October 22, 2007

Re:	The SCO Group, Inc., et al.
Del. Bankr. No. 07-11337
Attestation Regarding Postpetition Taxes
Office of the United States Trustee
     The above-captioned debtors (the “Debtors”) hereby submit the attestation regarding postpetition taxes.
     All postpetition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.
Dated: 10/22/07

THE SCO GROUP, INC. and SCO OPERATIONS, INC.
By:	/s/ Ken R. Nielsen
Ken Nielsen
Chief Financial Officer

In re SCO Operations, Inc.	Case No. 07-11338 (KG)
Debtor	Reporting Period: as of 9/30/2007

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$3,332,387
+ Amounts billed during the period	595,425
- Amounts collected during the period	697,688
Total Accounts Receivable at the end of the reporting period	$3,230,124

Accounts Receivable Aging
0 — 30 days old	2,372,952
31 — 60 days old	389,966
61 — 90 days old	150,383
91+ days old	316,822

Total Accounts Receivable	3,230,124
Receivables-Royalties	104,467
Allowance for Sales Returns	(425,612)
Allowance for Doubtful Accounts	(90,978)

Accounts Receivable (Net)	$2,818,001

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x
Form MOR-5
(04/07)